UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  March 14, 2008

PUREDEPTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	None	47-0892061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Shoreline Drive, Suite 610
Redwood City, California 94065
(Address of principal executive offices) (Zip code)

(650) 632-0800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events – Additional Bridge Financing Funding Recieved

The Company announced that it had received an additional US$2,000,000 in funding from K One W One, a (“K1W1”), pursuant to the terms of the convertible note purchase agreement, dated February 4, 2008 (“Note Purchase Agreement”), which is in addition to the US$1,000,000 previously received by the Company under the Note Purchase Agreement, and disclosed in a Form 8-K, filed on February 5, 2008.  Pursuant to the Note Purchase Agreement, K1W1 has purchased convertible notes (“Notes”) in an aggregate principal amount of $3,000,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUREDEPTH, INC.: ( Registrant )

Date: March 18, 2008	By:	/s/ Jonathan J. McCaman
Jonathan J. McCaman President,